SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 28, 2004

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17  CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17  CFR240.13e-4(c))

ITEM 8.01	OTHER EVENTS

             Cablevision Systems Corporation continues to make progress in its plan to spin off Rainbow Media Enterprises, which includes Rainbow DBS, the satellite service; Rainbow’s three national entertainment networks; and the Clearview Cinemas movie theater chain.

             Cablevision received a ruling from the Internal Revenue Service earlier this year to the effect that the spin-off will qualify as a tax-free transaction, and completed the financing plan for Rainbow Media Enterprises in mid-August. Rainbow Media Enterprises filed with the Securities and Exchange Commission a third amendment to its Form 10 in early September. Cablevision is currently planning to complete the spin-off during the fourth quarter. Cablevision reiterates that the completion of the spin-off is subject to a number of factors and conditions, including the Form 10 being declared effective by the SEC as well as final approval from the Cablevision board of directors.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ William J. Bell

	Name: Title:	William J. Bell Vice Chairman

Dated: September 28, 2004

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.
By:	/s/ William J. Bell

	Name: Title:	William J. Bell Vice Chairman

Dated: September 28, 2004